UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025 (February 24, 2025)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
In the press release dated February 26, 2025, Carriage Services, Inc. (the “Company”) announced and commented on its financial results for its quarter ended December 31, 2024. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by this reference.
The Company’s press release dated February 26, 2025, contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including the Press Release filed herewith as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 8.01 OTHER EVENTS.
On February 24, 2025, upon the recommendation of the Corporate Governance Committee of the Company, the Board of Directors (the “Board”) unanimously elected Donald D. Patteson, Jr. to serve as the Company’s Non-Executive Chair of the Board, effective on that date. Mr. Patteson is an independent member of the Board under the rules of the New York Stock Exchange and applicable law, and prior to his appointment as Chair of the Board served as the Chair of the Audit Committee and as a member for the Compensation and Corporate Governance Committees. Mr. Patteson has been a director of the Company since 2011. He succeeds Chad Fargason, who will continue to serve on the Board and as a member of the Audit, Compensation and Corporate Governance Committees.
Additionally, on February 24, 2025, upon the recommendation of the Corporate Governance Committee of the Company, the Board elected Dr. Edmondo Robinson as the Chair of the Audit Committee, effective on that date. The election of Dr. Robinson as the Chair of the Audit Committee was as a result of Mr. Patteson being elected the Company’s Non-Executive Chair of the Board. Dr. Robinson joined the Company’s Board in 2024 and has served on each of the Audit, Compensation, and Corporate Governance Committees since 2024.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:
99.1 Press Release dated February 26, 2025
101 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104 The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: February 26, 2025	By:	/s/ Steven D. Metzger
Steven D. Metzger
President and Secretary